EXHIBIT 99.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

     In connection with the Quarterly Report of Digene Corporation (the “Company”) on Form 10-Q for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles M. Fleischman, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that, to my knowledge:

     1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Charles M. Fleischman

Charles M. Fleischman Chief Financial Officer February 7, 2003